UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CV SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CV SCIENCES, INC.
9530 Padgett Street, Suite 107
San Diego, California 92126
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 1, 2023

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CV Sciences, Inc. (the “Company”, “we” or “us”) will be held on June 1, 2023, at 10:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof). We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote and submit questions during the Meeting via the Internet at https://agm.issuerdirect.com/cvsi. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of our Proxy Statement. The Meeting will have the following purposes:
(1)To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal;
(2)To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
(3)To approve the adoption of the Company's new 2023 Equity Incentive Plan;
(4)To approve, on a non-binding advisory basis, named executive officer compensation; and
(5)To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board of Directors.
The matters are more fully discussed in the attached Proxy Statement. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the Meeting.
We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission. We believe this method conserves natural resources and significantly reduces the costs of the Meeting. On or about April 13, 2023, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting, which Notice contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2022 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: https://www.iproxydirect.com/CVSI.
The close of business on April 3, 2023 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices located at 9530 Padgett Street, Suite 107, San Diego, California 92126, (855) 758-7223.
Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of the director nominees included in Proposal 1 and FOR all of the other foregoing proposals.
We cordially invite you to virtually attend the virtual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to immediately complete, date, sign and return the proxy card or submit your vote using another method included in the Notice you received in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice you received in the mail. This will not limit your right to attend or vote at the Meeting.

You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenters' rights are not available with respect to any of the proposals to be voted upon at this Meeting.

By Order of the Board of Directors /s/ Joseph Dowling Joseph Dowling Chief Executive Officer and Secretary
San Diego, California
April 11, 2023

I M P O R T A N T
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD OR SUBMIT YOUR VOTE USING ANOTHER METHOD INCLUDED IN THE NOTICE YOU RECEIVED IN THE MAIL AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE VIRTUALLY IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

CV SCIENCES, INC.
9530 Padgett Street, Suite 107
San Diego, California 92126
(866) 290-2157
PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 1, 2023 at 10:00 a.m. Pacific Time
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CV Sciences, Inc. (the “Company”, “CV Sciences”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting” or the “2023 Annual Meeting”) of the Company, to be held on June 1, 2023, at 10:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof). We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote and submit questions during the Meeting via the Internet at https://agm.issuerdirect.com/cvsi. You may also vote at the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of this Proxy Statement. This Proxy Statement and proxy will be made available to our stockholders on or about April 13, 2023.
Only stockholders of record at the close of business on April 3, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 152,104,789 shares of the Company’s common stock, par value $0.0001 per share ("Common Stock"), were issued and outstanding. At the close of business on the Record Date, the Common Stock were held by approximately 31 individual participants in securities positions listings of our capital stock. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy.
The presence, virtually or by proxy, of the holders of a majority in voting power of the outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. If a quorum is not present or represented at the Meeting, the Chairman of the Meeting may adjourn the Meeting from time to time to another place, if any, date or time.
We have elected to provide access to the proxy materials for the Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rules. On or about April 13, 2023, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2022 (our “Annual Report”) and Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail.
Our Board has selected Joseph Dowling to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Dowling will vote your shares “FOR” each of the director nominees included in Proposal 1 and "FOR" all other proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.
Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters' rights are not available with respect to any proposal to be voted upon at the Meeting.
We pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING
Q. When is the Meeting?
A. June 1, 2023 at 10:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof).
Q. Where will the Meeting be held?
A. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote and submit questions during the Meeting via the Internet at .
Q. What is the purpose of the Meeting?
A. The Meeting will have the following purposes:
(1)    To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal (“Election of Directors”);
(2)    To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Auditor Ratification”);
(3)    To approve the adoption of the Company's new 2023 Equity Incentive Plan;
(4)    To approve, on a non-binding advisory basis, named executive officer compensation (“Say on Pay”); and
(5)    To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board.
Each of the above matters is more fully discussed below. We do not expect to transact any other business at the Meeting.
Q. Why am I receiving these proxy materials?
A. As permitted by rules adopted by the SEC, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. On or about April 13, 2023, we are mailing to all stockholders of record entitled to vote at the 2023 Annual Meeting a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access this Proxy Statement and our Annual Report and Meeting voting instructions. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice. We are sending you the Notice because the Company’s Board is soliciting your proxy to vote at the 2023 Annual Meeting. You are invited to attend the 2023 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice to vote. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the date of the Meeting.
Q. Who is entitled to vote at the Meeting?
A. Only stockholders who owned shares of our capital stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 152,104,789 shares of our Common Stock issued and outstanding. At the close of business on the Record Date, the Common Stock were held by approximately 31 individual participants in securities positions listings of our capital stock, respectively.
Holders of our Common Stock as of the Record Date will be entitled to cast one vote per share of Common Stock held for each of the proposals to be presented to stockholders for approval at the Meeting.

Q. What constitutes a quorum at the Meeting?
A. The presence at the Meeting, virtually or by proxy, of the holders of a majority in voting power of the outstanding shares of our capital stock at the close of business on the Record Date will constitute a quorum. If a quorum is not present or represented at the Meeting, the Chairman of the Meeting may adjourn the Meeting from time to time to another place, if any, date or time.
A quorum is required to conduct business at the Meeting.
Q. What will be voted on at the Meeting?
A. The following chart sets forth the vote required for each of the proposals to be voted on by our stockholders at the Meeting to be approved:

Proposal 1: To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal.
Each director must be elected by a plurality of the votes cast; meaning that the three nominees receiving the most “FOR” votes (among votes properly cast virtually or by proxy) will be elected. Only votes “FOR” will affect the outcome. Votes "AGAINST," abstentions and broker non-votes will not affect the outcome of the vote.
Proposal 2: To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.
Proposal 3: To approve the adoption of the Company's new 2023 Equity Incentive Plan.	To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal.
Proposal 4: To approve, on a non-binding advisory basis, named executive officer compensation.	To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding.

Q. What shares can I vote at the Meeting?
A. You may vote all shares of capital stock owned by you as of the Record Date on those proposals you are entitled to vote on (as discussed in greater detail above), including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered to be, with respect to those shares, the stockholder of record, and the Notice will be sent directly to you. As the stockholder of record, you have the right to vote virtually at the Meeting and vote by proxy. Whether or not you plan to attend the Meeting, we urge you vote by internet, fax, phone or by mail to ensure your vote is counted. You may still attend the Meeting and vote virtually if you have already voted by proxy.
Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote on your behalf and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?
A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by internet, fax, phone or by mail by following the instructions provided on the Notice. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available on the Notice and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee or nominee, by using the proxy card provided by the broker, trustee or nominee and mailing them in the envelope provided by such person.
Q. How can I vote my shares virtually at the Meeting?
A. Stockholders who attend the virtual 2023 Annual Meeting should follow the instructions at https://agm.issuerdirect.com/cvsi to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes, and the online polls will close at or around 10:10 a.m. Pacific Time on June 1, 2023. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it and returning it in the postage paid return envelope. Record holders can also vote by telephone 1-866-752-VOTE (8683), by fax, or by Internet at www.iproxydirect.com/cvsi. Voting instructions are provided on the Notice, or the proxy card if you received a copy of our proxy materials in the mail. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the voting instructions on the form that you receive from your bank or broker.
Q. How do I attend the Meeting?
A. You may attend the Meeting online, including to vote and/or submit questions during the Meeting by logging in at https://agm.issuerdirect.com/cvsi. The Meeting will begin at approximately 10:00 a.m. Pacific Time, with log-in beginning at 9:45 a.m. on June 1, 2023.
Q. How do I gain admission to the Meeting?
A. You are entitled to participate in the virtual 2023 Annual Meeting only if you were a stockholder of record who owned shares of the Company's capital stock at the close of business on April 3, 2023, the Record Date. To attend online and participate in the Meeting, stockholders of record will need to use the control number on their Notice or proxy card to log into https://agm.issuerdirect.com/cvsi; beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm's website and selecting the stockholder communication mailbox to link through to the virtual 2023 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.
We encourage you to access the Meeting prior to start time. Please allow time for online check-in, which will begin at 9:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 844-399-3386.
Stockholders have multiple opportunities to submit questions to the Company for the Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at https://agm.issuerdirect.com/cvsi.
Q. How are votes counted?
A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each of the director nominees identified herein, “FOR” each of the other proposals, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).
Q. What is a “broker non-vote”?
A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that under applicable rules Proposal 2 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners.
We believe that Proposals 1, 3 and 4 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.
Q. How are abstentions counted?
A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum.
With regard to Proposal 1, votes may be cast in favor of a director nominee, against a director nominee or you may abstain with respect to a director nominee. Because directors are elected by plurality, "AGAINST" votes and abstentions will be entirely excluded from the vote and will have no effect on its outcome.
With regard to Proposal 2, Proposal 3 and Proposal 4, the affirmative vote of the holders of a majority of the shares casting votes at the Meeting on such proposal is required for approval. Accordingly, abstentions will have no effect on the outcome of the proposals.
Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?
A. If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice you receive to ensure that all of your shares are voted.
Q. Can I change my mind after I return my proxy?
A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to our Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.
Q. Who is soliciting my vote and who is paying the costs?
A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice and this Proxy Statement and other proxy materials, as applicable.
Q. How can I find out the results of the voting?
A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.
Q. Whom should I contact if I have questions?
A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:
Joseph Dowling, Secretary
9530 Padgett Street, Suite 107
San Diego, California 92126
(855) 758-7223

PROPOSAL 1
ELECTION OF DIRECTORS
The Board has nominated Dr. Jamie Corroon, Mr. Joseph Dowling and Mr. Bill McCorkle as directors to be elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Each of the nominees is currently a director of CV Sciences.
The three nominees with the greatest numbers of votes at the Meeting will be elected to the three director positions. Each nominee, if elected at the Meeting, will serve as a director until the earlier of the 2024 annual meeting of the Company's stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" Messrs. Corroon, Dowling and McCorkle. If any of Messrs. Corroon, Dowling or McCorkle is unable or declines to serve as director at the time of the 2023 Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy.
Information Regarding Directors
The below table and narrative disclosures include information about our current directors, each of whom is also a director nominee for the Meeting.

Name	Age	Position	Audit Committee	Compensation Committee	Governance and Nominating Committee	Director Since
Dr. Jamie Corroon	53	Director	*	C	C	2022
Joseph Dowling	65	Chief Executive Officer, Director	*		*	2018
Bill McCorkle	55	Director	C	*	*	2022
C    Chair
*    Member
There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
Dr. Jamie Corroon. Dr. Corroon was appointed to our Board of Directors on July 21, 2022. He previously served on the Company’s Medical Advisory Board. He is a licensed Naturopathic Doctor who advises dietary supplement and cannabis companies regarding science, regulation, and product development. Dr. Corroon is the founder of, and since 2017 has served as, the Medical Director and Principal Investigator for the Center for Medical Cannabis Education, a for-profit clinical practice and research entity. He is a postdoctoral fellow in the Department of Family Medicine and Public Health at University of California, San Diego (UC San Diego) where he investigates the impact of cannabis use on cardiovascular health. Dr. Corroon also has served as a Research Investigator at the Helfgott Research Institute at the National University of Natural Medicine since 2017. He received a bachelor’s degree in Political Science from the University of Southern California and obtained a master’s degree in Public Health, Epidemiology from San Diego State University. He received his Doctor of Naturopathic Medicine license from Bastyr University. Dr. Corroon is well published in peer-reviewed literature with recent publications that investigate the clinical and public health implications of the broadening acceptance of cannabis in society.
The Board has determined that Dr. Corroon’s medical expertise, as well as his independence, judgment and exceptional leadership experience make him valuable to continue as a member of the Board.
Joseph Dowling. Mr. Dowling was appointed as our Chief Executive Officer ("CEO") on May 31, 2018 and Secretary on August 25, 2014. He was our Chief Financial Officer (“CFO”) from June 16, 2014 to March 15, 2019. Before joining CV Sciences, Mr. Dowling held numerous senior positions including serving as President and CFO of MediVas, LLC, a biotechnology company focused on drug formulation and delivery, from 2005 to 2013, where he led day-to-day operations, drug research and development, product development and commercialization and strategic alliance building, including license agreements with Pfizer, Merck, Wyeth, DSM, Guidant and Boston Scientific. Mr. Dowling served as a Managing Director in the mergers and acquisitions group at Citigroup from 1998 to 2005. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling graduated from University of California, Los Angeles in Economics and is a Certified Public Accountant.
As the Company’s Chief Executive Officer and former Chief Financial Officer, Mr. Dowling is specially qualified to serve on the Board because of his detailed knowledge of the pharmaceutical industry including drug research and development and the Company’s global consumer product operations and his expertise in financial matters.

Bill McCorkle. Mr. McCorkle was appointed to our Board of Directors on October 21, 2022. Mr. McCorkle is an operational executive with over 30 years of experience solving problems with innovative solutions. Mr. McCorkle is experienced in managing day-to-day operations of small to large companies across multiple industries. Mr. McCorkle has held a variety of senior financial executive positions including CFO and COO of ISCA Inc., CFO, COO & Co-Founder of StemImmune Inc., CFO and COO of Genelux Corporation, and CFO and COO of Proformance Apparel Group, LLC. Mr. McCorkle received a Bachelor of Science in Accountancy from Bentley University.
The Board has determined that Mr. McCorkle’s financial expertise, as well as his independence, judgment and exceptional leadership experience makes him valuable to continue as a member of the Board.
Vote Required
Directors are elected by plurality of the votes cast at the Meeting by the holders of shares present virtually or represented by proxy and entitled to vote on the election of the directors. The three nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies for which no contrary instruction is given, will be voted "FOR" the election of each of the nominee named above. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee by your Board.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” each of the nominees identified above.

PROPOSAL 2
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Haskell & White LLP ("Haskell & White") as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Meeting.
We do not expect that representatives of Haskell & White will attend the Meeting.
Deloitte & Touche LLP ("Deloitte") served as our independent registered public accounting firm from April 11, 2019 to November 30, 2021.
The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Haskell & White as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of Haskell & White and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
Independent Registered Public Accounting Firm's Fees
The Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm, and on November 30, 2021 the Audit Committee of the Board appointed Haskell & White as the Company’s independent registered public accounting firm for the Company’s fiscal periods commencing immediately. Deloitte, the Company’s independent registered public accounting firm at that time, was informed of this decision on the same date and was dismissed, effectively immediately.
During the years ended December 31, 2020 and 2019 and through November 30, 2021, neither the Company nor anyone acting on its behalf consulted with Haskell & White regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or internal control over financial reporting, and neither a written nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The audit reports of Deloitte on the Company's consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2020 and 2019 and the subsequent interim period through November 30, 2021, there were (i) no disagreements under Item 304(a)(1)(iv) of Regulation S-K between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreement in connection with its report and (ii) no events of the types listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
During the years ended December 31, 2020 and 2019 and the subsequent interim period through November 30, 2021, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
The Company authorized Deloitte to respond fully to any inquiries of the successor independent registered public accounting firm.

Deloitte's letter to the SEC stating its agreement with the statements in the foregoing paragraphs was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on November 30, 2021.
On November 30, 2021, the Audit Committee appointed Haskell & White as our independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of its standard client acceptance procedures (which were subsequently completed). The decision to engage Haskell & White as our independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
The following table summarizes the fees billed to us by Haskell & White and Deloitte, as applicable, for the years ended December 31, 2022 and 2021. All fees described below were pre-approved by the Audit Committee:

Fee Category	2022	2021
Audit Fees	$161,000	$264,784	(1)
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$161,000	$264,784
(1)     Audit fees consist of fees billed for professional services by Haskell & White for audit of our financial statements of $102,500 and by Deloitte for audit and quarterly reviews of our financial statements of $162,284.
Audit Committee's Pre-Approval Policies and Procedures
Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.
Vote Required
The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted "FOR" this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” the approval of this Proposal 2.

PROPOSAL 3
APPROVAL OF THE ADOPTION OF OUR 2023 EQUITY INCENTIVE PLAN
Background
On July 23, 2014, Company stockholders approved the Company’s Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”), which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019 the Company’s stockholders approved an amendment to the 2013 Plan to increase the number of shares that may be issued under the 2013 Plan. Additionally, on June 11, 2019, the Company’s stockholders approved the addition of an automatic “evergreen” provision regarding the number of shares to be annually added to the 2013 Plan. The 2013 Plan is scheduled to automatically terminate pursuant to its terms on June 3, 2024, after which no additional awards may be granted under the 2013 Plan.
Our Board of Directors believes that it is important for the Company to have a comprehensive equity incentive plan in place so that the Company can attract, retain and incentivize the Company’s officers, directors, employees, and service providers, whose contributions are important to the Company’s success. As noted above, the 2013 Plan is scheduled to terminate pursuant to its terms on June 3, 2024. Therefore, on March 15, 2023, the Board approved, subject to stockholder approval, the adoption of a new 2023 Equity Incentive Plan (the “2023 Plan”). The Board believes that it is in the best interests of the Company and its stockholders to adopt the 2023 Plan so that the Company can continue to be able to issue certain stock-based awards to officers, directors, employees, and service providers, which allows such officers, directors, employees, and service providers to acquire or increase their ownership stake in the Company, thereby aligning their interests with those of the Company’s stockholders.
The purposes of the 2023 Plan are:
•to promote the success and enhance the value of the Company by linking the personal interests of the Company’s officers, directors, employees, and service providers to those of the Company’s stockholders and, by providing such individuals with an incentive for performance, to generate returns to the Company’s stockholders; and
•to provide the Company flexibility to motivate, attract, and retain the services of officers, directors, employees, and service providers, upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
The 2023 Plan, if approved by our stockholders, will replace the 2013 Plan. If the 2023 Plan is approved by our stockholders, no further grants of awards will be made under the Company’s 2013 Plan, and any awards that are cancelled or expire under the 2013 Plan will not be reissued. If our stockholders do not approve the 2023 Plan, the 2023 Plan will not be effective and the 2013 Plan will remain in effect in accordance with its terms until its expiration. As of March 31, 2023, approximately 20,480,839 shares of common stock were subject to outstanding awards under our 2013 Plan and 5,907,781 shares of common stock were available for future awards under our 2013 Plan.
The principal features of the 2023 Plan are summarized below; however, the summary is qualified in its entirety by reference to the 2023 Plan itself, a copy of which is attached hereto as Attachment A.
Reasons for Stockholder Approval of the 2023 Plan
We are seeking approval of the 2023 Plan by our stockholders to permit the grant of incentive stock-based awards to our officers, directors, employees, and service providers. We are a small consumer wellness company heavily reliant on a small number of senior employees and consultants. If we are unable to offer competitive equity packages to retain and hire senior employees and engage consultants, this could significantly impact our near and long-term goals. In addition, we regard stockholder approval of the 2023 Plan as desirable and consistent with corporate governance best practices.
The market for quality personnel is competitive, and the ability to obtain and retain competent personnel is of great importance to the Company’s business operations. We believe that adoption of the 2023 Plan will enhance our ability to attract and retain highly qualified officers, directors, employees, and service providers, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2023 Plan will also allow us to promote greater ownership in our Company by our service providers in order to align their interests more closely with the interests of our stockholders.

In addition, stockholder approval will permit designated stock options granted over the next 10 years to qualify as incentive stock options under the Internal Revenue Code (the “Code”). Such qualification can give the holder of the options more favorable tax treatment, as explained below.
Description of the 2023 Plan
Purposes
Our Board approved the 2023 Plan to provide a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees, as well as officers, non-employee directors, and service providers of the Company and its affiliates, are eligible to participate in the 2023 Plan.
Summary of Key Terms of the 2023 Plan

Plan Term:	Ten years.
Eligible Participants:	Employees (including officers), directors, and service providers of both the Company and its affiliates.
Shares Authorized:	Initially, 34,976,000 shares of the Company’s common stock will be authorized under the 2023 Plan. The number of shares of the Company’s common stock authorized for issuance under the 2023 Plan shall automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the 2023 Plan) during the term of the 2023 Plan, commencing on January 1, 2024, to the least of (a) four percent (4%) of the total number of shares of the Company's Common Stock outstanding on December 31st of the prior year, and (b) a lesser number of Common Stock determined by the Board.
Award Types:	(i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.
Vesting; Dividends on Unvested Shares:	Vesting schedules are determined by the administrator when each award is granted. No dividends payments will be made on unvested shares subject to grants under the 2023 Plan, but instead any dividends will be deferred until the relevant awards become vested.
Award Terms:	Stock options have a term no longer than ten years from the date the options were granted, except in the case of incentive stock options granted to holders of more than 10% of the Company’s voting power, which have a term no longer than five years.
Recoupment:	Awards (and gains realized with respect to such awards) under the 2023 Plan will be subject to recoupment to the extent that an executive officer is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, pursuant to a clawback or recoupment policy to be adopted by the Board, or required by law during a participant’s employment or service.
Administration
As permitted by the terms of the 2023 Plan, the Board expects to delegate administration of the 2023 Plan to the Compensation Committee of the Board. As used herein with respect to the 2023 Plan, the “Board” or “Board” refers to any committee the Board appoints as well as to the Board itself. Subject to the provisions of the 2023 Plan, the Board has the power to construe and interpret the 2023 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. All decisions, determinations and interpretations by the Board regarding the 2023 Plan shall be final and binding on all participants or other persons claiming rights under the 2023 Plan or any award.
The Board has the power to delegate administration of the 2023 Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more non-employee directors in accordance with Rule 16b-3 of Exchange Act. The Board or any committee may also delegate to one (1) or more officers the authority to do one or both of the following: (i) to the extent permitted by applicable law, designate employees who are not officers to be recipients of Stock Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such employees. Any such Stock Awards will be granted on the applicable form of Stock Award Agreement most recently approved for use by the Board or the committee, unless otherwise provided in the resolutions approving the delegation authority.

Stock Subject to the 2023 Plan
Subject to stockholder approval of this Proposal, an aggregate of 34,976,000 shares of common stock will initially be reserved for issuance under the 2023 Plan (the “Initial Reserve”). The number of shares of the Company’s common stock authorized for issuance under the 2023 Plan shall automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the 2023 Plan) during the term of the 2023 Plan, commencing on January 1, 2024, in an amount equal to the lesser of (i) four percent of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year and (ii) a lesser number of shares of common stock determined by the Board it its discretion. Shares issued under the 2023 Plan may be previously unissued shares or reacquired shares of the Company’s common stock bought on the market or otherwise.
If awards granted under the 2023 Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are cancelled, forfeited to, or repurchased by the Company at the original purchase price, such shares of common stock again become available for issuance under the 2023 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “cashless exercise,” or if shares subject to an award are withheld to satisfy tax withholding obligations related to such award, such shares shall no longer be available for the grant of awards under the 2023 Plan. Notwithstanding the foregoing, and subject to the terms of the 2023 Plan, the aggregate maximum number of shares of common stock that may be issued as incentive stock options will equal to three multiplied by the Initial Reserve.
Eligibility
Incentive stock options may be granted under the 2023 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers and employees providing services to the Company or an affiliate in a foreign country through an agreement with such country or an agency), directors, and service providers of both the Company and its affiliates are eligible to receive all other types of awards under the 2023 Plan.
No incentive stock option may be granted under the 2023 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2023 Plan and all other such plans of the Company and its Affiliates) may not exceed $100,000.
Terms of Stock Options
The following is a description of the permissible terms of stock options issuable under the 2023 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.
Exercise Price; Payment.
The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board.
Acceptable consideration for the purchase of common stock issued under the 2023 Plan will be determined by the Board and may include cash, common stock previously owned by the optionee, a deferred payment arrangement, the cashless exercise of the option, consideration received in a “cashless” broker-assisted sale and other legal consideration approved by the Board.
Option Exercise.
Stock options granted under the 2023 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Stock options granted under the 2023 Plan may be subject to different vesting terms. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term.
The maximum term of stock options issued under the 2023 Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term of certain incentive stock options is five years. Stock options under the 2023 Plan will terminate on that date specified in the relevant option agreement after termination of the participant’s service (provided that in the case of an Incentive Stock Option, such period may not exceed three months), unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within six months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.
A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.
Restrictions on Transfer.
Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.
Terms of Stock Bonuses and Restricted Stock Awards
Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.
Payment.
Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our common stock. The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.
Vesting.
Common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the Minimum Vesting Requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination.
Restrictions on Transfer.
Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.
Dividends.
No dividend payments will be made on unvested shares of restricted stock, but instead, any dividends will be deferred until the relevant awards become vested.
Restricted Stock Unit Awards
Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment.
Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board and permitted under applicable law.
Vesting and Settlement.
The Board may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards may be settled in cash or shares of the Company’s common stock, as determined by the Board. No dividend payments will be made on unvested restricted stock unit awards, but instead, any dividends will be deferred until the relevant awards become vested.
Termination of Service.
If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.
Performance-Based Awards
The Board may grant awards under the 2023 Plan that are designated “Performance-Based Awards.” Generally, Performance-Based Awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Board. If so determined by the Board, the business criteria used by the Board in establishing performance goals applicable to performance awards to our named executive officers will be selected from among the following: (i) net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), (ii) return on net assets, (iii) return on shareholders’ equity, (iv) return on sales, (v) gross or net profit margin, (vi) working capital, (vii) earnings per share and price per share of common stock, or (viii) the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, or obtaining a specified level of financing for the Company, as determined by the Board, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures.
Adjustment Provisions
Transactions not involving receipt of consideration by the Company, such as recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the 2023 Plan and outstanding awards. In that event, the 2023 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2023 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.
Effects of Certain Corporate Transactions
In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume or substitute the shares subject to the award pursuant to the terms of the 2023 Plan, pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.
Duration, Amendment and Termination
The Board may suspend or terminate the 2023 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2023 Plan will terminate on April 11, 2033, which is the tenth anniversary of the date of its adoption by the Board.

The Board will have authority to amend or terminate the 2023 Plan. No amendment or termination of the 2023 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Additionally, no action may be taken by the Board without shareholder approval to implement any amendment required to be approved by shareholders in order to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein.
New Plan Benefits
At the present time, no specific determination has been made as to the grant or allocation of awards under the 2023 Plan. Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s shareholders approve the 2023 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2023 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2023 Plan.
Federal Income Tax Information
The following is a brief summary of the current federal income tax consequences that generally apply with respect to awards that may be granted under the 2023 Plan and is based upon laws, regulations, rules and decisions now in effect, all of which are subject to change. The following summary is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2023 Plan. This summary does not describe any foreign, state or local tax consequences, or various other rules that could apply to a particular individual or to the Company and its subsidiaries under certain circumstances (and references to the Company in this section include the applicable subsidiary, if any). This summary is not tax advice and is not intended or written to be used (and cannot be used by any taxpayer) to avoid penalties that may be imposed on a taxpayer. Tax implications may vary due to individual circumstances. Participants should consult their personal tax advisors about the tax consequences related to awards under the 2023 Plan. Tax consequences are not guaranteed.
Incentive Stock Options.
Incentive stock options under the 2023 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.
There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.
If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.
Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.
To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.
Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses.
Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the 2023 Plan generally have the federal income tax consequences described below.
There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards (or settlement of restricted stock units in cash), the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.
Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.
Dividends and Dividend Equivalent Rights.
No taxable income should be recognized upon receipt of a dividend equivalent right award in connection with the receipt of another award under the 2023 Plan. A participant will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid on an unrestricted basis to the participant. The amount of that income will be equal to the fair market value of the cash, securities or other property received. The Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized, and the Company will generally be entitled to a business expense deduction equal to the amount of the taxable ordinary income recognized by the participant at the time the dividend or distribution is paid to such participant. That deduction will generally be taken for the taxable year in which such ordinary income is recognized.
Section 162(m) of the Code.
Section 162(m) of the Code limits deductibility of compensation in excess of $1 million paid to certain executives. The Compensation Committee intends to maximize the tax deductibility of compensation paid to executive officers where possible. However, the Compensation Committee may authorize the payment of compensation to our executive officers that may not be deductible due to the limit imposed by Section 162(m) of the Code in order to continue to attract and retain superior talent.
Sections 280G and 4999 of the Code.
Sections 280G and 4999 of the Code impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to Company officers (or other disqualified individuals) on account of a change in control. If total parachute payments from all sources, including but not limited to stock-based compensation plans, equal or exceed three times an officer’s (or other disqualified individual’s) base amount, meaning his or her five year average taxable compensation, a portion of the parachute payments above one times the base amount will constitute an excess parachute payment. Because of Section 4999 of the Code, the officer (or other disqualified individual) must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change in control payments. Moreover, because of Section 280G of the Code, the company paying the compensation is unable to deduct the excess parachute payment.
Benefits to which participants are entitled under the 2023 Plan and associated award agreements could constitute parachute payments under Sections 280G and 4999 of the Code if a change in control of the Company occurs. If this happens, the value of each participant’s parachute payment arising under the 2023 Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with the Company or a related entity, such as an employment agreement or a severance agreement.
Section 409A of the Code.
Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A of the Code also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Furthermore, if applicable, Section 409A of the Code imposes certain tax reporting on the Company if such deferred compensation does not comply with Section 409A requirements. Unless otherwise provided by the Compensation Committee, awards granted under the 2023 Plan generally are intended to either comply with or meet the requirements for an exemption from Section 409A of the Code. The Company does not guarantee to any participant that the 2023 Plan or any award granted under the 2023 Plan complies with or is exempt from Section 409A of the Code, and the Company will not have any liability to, or obligation to indemnify or hold harmless, any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.
Registration with the SEC
The Company intends to file a registration statement on Form S-8 relating to the issuance of our common stock under the 2023 Plan with the SEC pursuant to the Securities Act as soon as practicable after approval of the 2023 Plan by our shareholders.
Effects of the 2023 Plan
As a result of the 2023 Plan (if this Proposal is approved by our stockholders), the Company will be able to grant awards to eligible recipients including officers, employees, directors, and service providers of the Company and its affiliates, and persons who are reasonably expected to become officers, directors, employees, and service providers. The issuance in the future of awards under the 2023 Plan consisting of full value awards and options to purchase shares of the Company’s common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of the Company’s common stock. The increase in the number of authorized but unissued shares of common stock that may be issued as awards under the 2023 Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s certificate of incorporation, as amended, or amended and restated bylaws, as amended. Holders of shares of the Company’s common stock have no preemptive or other subscription rights.
Vote Required
The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted "FOR" this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the outcome of the vote with respect to this proposal.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” the approval of this Proposal 3.

PROPOSAL 4
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as "say on pay," for our named executive officers, Mr. Joseph Dowling and Mr. Joerg Grasser. Accordingly, you may vote on the following resolution at the 2023 Annual Meeting:
"RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."
This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined, consistent with the vote of the Company's stockholders, to submit a resolution on the compensation of the Company's named executive officers to the Company's stockholders for an advisory vote every year.
Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company's executive compensation program.
Vote Required
The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal, on an advisory non-binding basis. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” the approval of this Proposal 4.

CORPORATE GOVERNANCE
Board and Stockholder Meetings and Attendance
The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.
Directors are elected annually and hold office until the next annual meeting or until their successors are duly elected and qualified, subject to prior death, resignation or removal. During fiscal year 2022, there were seven formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders.
Committees of the Board
Currently, the Company has formal standing compensation, audit and nominating committees.
Compensation Committee
The Company's compensation committee (the "Compensation Committee") consists of Dr. Jamie Corroon and Bill McCorkle, and has established a charter that requires all members of the Compensation Committee to be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and satisfy the requirements of an “outside director” for purposes of Section 16(m) of the Internal Revenue Code.
The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers, our general employee compensation and other policies and providing assistance and recommendations with respect to our compensation policies and practices. The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee's purposes or assigned by the Board from time to time. The Compensation Committee operates pursuant to a written charter that is available on our website at http://www.cvsciences.com under "Investor Relations - Corporate Governance - Governance Documents." During fiscal year 2022, the Compensation Committee did not engage a compensation consultant. Previously, the Compensation Committee retained Radford, a division of Aon Hewitt, to consult with the Company on a range of issues relating to executive and director compensation. Radford served at the discretion of the Compensation Committee and provided services only to the Compensation Committee. Services provided by Radford included a review of executive and director compensation, public peer group and compensation philosophy development, and executive compensation benchmarking. Working with Radford, the Compensation Committee considered a variety of factors when determining the Company’s executive compensation program and total compensation levels. These factors included analysis of peer companies and Radford’s Global Life Science Survey.
The Compensation Committee did not meet during fiscal 2022, but held one meeting in February 2023.
Audit Committee
The Audit Committee consists of Dr. Jamie Corroon, Joseph Dowling and Bill McCorkle, and has established a charter that requires at least two directors to be independent. Our securities are quoted on the OTC: QB, which does not have any director independence requirements. Further, companies with securities only listed on the OTC: QB are not required to comply with the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board has also determined that Mr. McCorkle is “audit committee financial experts” as defined in Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to a written charter that is available on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”
The Audit Committee's responsibilities include: a) selecting and evaluating the performance of our independent auditors; b) reviewing the scope of the audit to be conducted by our independent auditors, as well as the result of their audit, and approving audit and non-audit services to be provided; c) reviewing and assessing our financial reporting activities and disclosure, including our earnings press releases and periodic reports, and the accounting standards and principles followed; d) reviewing the scope, adequacy and effectiveness of our internal control over financial reporting; e) reviewing management’s assessment of our compliance with our disclosure controls and procedures; f) reviewing our public disclosure policies and procedures; g) reviewing our guidelines and policies regarding risk assessment and management, our tax strategy and our investment policy; h) reviewing and approving related-party transactions; and i) reviewing threatened or pending litigation matters and investigating matters brought to the committee's attention that are within the scope of its duties.
The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 61, Professional Standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2022.
During fiscal year 2022, the Audit Committee held four meetings.
Nominating Committee
The Company's nominating and governance committee (the "Nominating Committee") currently consists of Dr. Jamie Corroon, Joseph Dowling and Bill McCorkle.  The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board and its serving members, and recommends the structure, responsibility and composition of the committees of the Board.  The Nominating Committee is also responsible for recommending guidelines and policies for corporate governance for adoption by the Board.  The charter of the Nominating Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”
The Nominating Committee provides instructions in each annual proxy statement regarding how stockholders can make director nominations. The Nominating Committee does not have a formal policy for consideration of any director candidates recommended by shareholders, including the minimum qualifications for director candidates, as we have never received such a nomination; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee.
During fiscal year 2022, the Nominating Committee held one meeting.
Board Leadership Structure
The Company does not have a lead independent director, as the Company's Chief Executive Officer also serves as the Chairman of the Board. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.
Board’s Role in Risk Management
The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and Chief Financial Officer responsible, for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.
Code of Ethics
We have adopted a corporate code of ethics that applies to all directors, officers and employees. A copy is available on the "Investors-Corporate Governance" section of our website at www.cvsciences.com.

Family Relationships
There are no family relationships between any directors or executive officers of the Company.
Compensation of Directors
The following table sets forth the compensation paid to our non-employee directors for the fiscal year 2022:

Name of Directors	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All other compensation ($)	Total ($)
Dr. Jamie Corroon (3)	$8,944	$—	$13,877	$—	$22,821
Bill McCorkle (4)	$3,913	$—	$17,596	$—	$21,509
Beth Altman (5)	$25,417	$—	$—	$—	$25,417
Dr. Paul Blake (5)	$21,250	$—	$—	$—	$21,250
Terri Funk Graham (5)	$23,958	$—	$—	$—	$23,958
Dr. Joseph Maroon (6)	$22,917	$—	$—	$—	$22,917
________________________________
(1)    This column reflects the annual cash retainer for Board services during fiscal 2022. Due to the Company's financial performance for fiscal year 2022, we have deferred a portion of our annual cash retainer for our previous board members who resigned during fiscal year 2022.
(2)    These amounts represent the grant date fair value of stock options granted in fiscal 2022 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report.
(3)    Dr. Corroon was appointed as a director on July 21, 2022. Dr. Corroon received an option to purchase 500,000 shares of our common stock. These options are duration-based. 250,000 of the option shares vest and become exercisable on each of August 12, 2023 and August 12, 2024.
(4)    Mr. McCorkle was appointed as a director on October 21, 2022. Mr. McCorkle received an option to purchase 500,000 shares of our common stock. These options are duration-based. 250,000 of the option shares vest and become exercisable on each of October 21, 2023 and October 21, 2024.
(5)    Ms. Altman, Dr. Blake, and Ms. Graham resigned as directors on May 26, 2022.
(6)    Dr. Maroon resigned as a director on July 21, 2022.

The aggregate number of shares of our Common Stock subject to outstanding options held by each non-employee director as of December 31, 2022 were as follows: Dr. Corroon - 500,000 shares, and Mr. McCorkle - 500,000 shares.
Conflicts of Interest
Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.
In general, officers and directors of a corporation are required to present business opportunities to the corporation if:
•the corporation could financially undertake the opportunity;
•the opportunity is within the corporation’s line of business; and
•it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.
We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Board Communications with Stockholders
Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to the Board, or such director, c/o Secretary, 9530 Padgett Street, Suite 107, San Diego, California 92126. All communications will be compiled by the Secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE OFFICERS
The following table provides information concerning our executive officers as of March 31, 2023:

Name	Age	Position
Joseph Dowling	65	Chief Executive Officer and Director
Joerg Grasser	48	Chief Financial Officer
Joseph Dowling. See biographical information set forth above under "Proposal 1 - Election of Directors."
Joerg Grasser. On March 15, 2019, Mr. Grasser was appointed as the Chief Financial Officer of the Company. Mr. Grasser previously served as the Company's Chief Accounting Officer commencing December 26, 2018. Prior to his appointment, Mr. Grasser held the position of Controller at Ballast Point Brewing Company ("Ballast Point"), a subsidiary of Constellation Brands, Inc. from 2015 to 2018, where Mr. Grasser provided accounting, finance, financial reporting and operational expertise to the company. Prior to his role at Ballast Point, from 2014 to 2015, Mr. Grasser held the position of Senior Director of Accounting for Sequenom, Inc., and from 2010 to 2014 Mr. Grasser was at Peregrine Semiconductor Corporation advancing to Director Financial Planning and Reporting. Mr. Grasser began his career at KPMG LLP providing audit and IT advisory services, advancing to senior audit manager. He has an MBA from the Keller Graduate School of Management, a BA from University of Regensburg and is a Certified Public Accountant.

EXECUTIVE COMPENSATION
The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer and our only other executive officer. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”).
Summary Compensation Table
The following table provides information concerning the compensation paid during fiscal years 2022 and 2021 to our "principal executive officer" and our only other executive officer, each of which were serving as executive officers as of December 31, 2022. We refer to these individuals as our "named executive officers."

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph Dowling	2022	$277,883	$—	$—	$—	$21,100	$298,983
Chief Executive Officer	2021	$400,523	$—	$788,291	$—	$18,000	$1,206,814
Joerg Grasser	2022	$210,371	$—	$—	$—	$100	$210,471
Chief Financial Officer	2021	$251,545	$—	$394,145	$—	$—	$645,690
________________________________
(1)These amounts reflect the full grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report.
(2)These amounts reflect the full grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report. Stock option awards include time-based stock options.
(3)The amounts in this column reflect awards earned under our 2022 and 2021 cash incentive bonus program for performance in the respective fiscal year, and which were paid early in the following fiscal year.
(4)These amounts reflect a vehicle allowance provided to Mr. Dowling for 2022 and 2021. In addition, Mr. Dowling and Mr. Grasser each received $100 of cash as compensation for their agreement to cancel certain of their outstanding stock options during fiscal year 2022.

Narrative Explanation of Certain Aspects of the Summary Compensation Table
The base salaries of all executive officers are reviewed annually and adjusted when our Board or its Compensation Committee determines an adjustment is appropriate. For fiscal year 2022, the annual base salaries for our named executive officers were as follows: Mr. Dowling - $525,000 through September 30, 2022 and $300,000 starting on October 1, 2022, and Mr. Grasser - $350,000 through September 30, 2022 and $235,000 starting on October 1, 2022. We have employment agreements in place with Mr. Dowling and Mr. Grasser, as described below.
Each year, we adopt a cash incentive bonus program that incorporates certain short-term performance objectives designed to further our long-term business objectives. These performance objectives, which can change from year to year, have included corporate as well as individual objectives. Due to the Company's financial performance for fiscal years 2022 and 2021, no cash incentive was earned by or paid to our executive officers. In addition, we have deferred a portion of our earned executive cash compensation through September 30, 2022.
During fiscal year 2022, Mr. Dowling's total compensation was $298,983, which included his salary of $277,883, a $21,000 vehicle allowance and $100 of cash compensation for his agreement to cancel certain outstanding stock options during fiscal year 2022. Mr. Dowling's target for his performance bonus was 50% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2022, no bonuses were paid for 2022. During fiscal year 2021, Mr. Dowling's total compensation was $1,206,814, which included his salary for fiscal year 2021 of $320,523, a repayment of $80,000 deferred compensation from 2020, the issuance of 1,500,000 stock options, and a $18,000 vehicle allowance. Mr. Dowling's target for his performance bonus was 50% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2021, no bonuses were paid for 2021.
During fiscal year 2022, Mr. Grasser's total compensation was $210,471, which included his salary of $210,371, and $100 of cash compensation for his agreement to cancel all of his outstanding stock options during fiscal year 2022. Mr. Grasser's target for his performance bonus was 20% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2022, no bonuses were paid for 2022. During fiscal year 2021, Mr. Grasser's total compensation was $645,690, which included his salary for fiscal year 2021 of $211,545, a repayment of $40,000 deferred compensation from 2020, and the issuance of 750,000 stock options. Mr. Grasser's target for his performance bonus was 20% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2021, no bonuses were paid for 2021.

Employment Agreements
We have entered into employment agreements with Mr. Dowling and Mr. Grasser (the “Executive Employment Agreements”), the material terms of which are summarized below.

Executive Employment Agreement with Joseph Dowling
The employment agreement with Mr. Dowling (the "CEO Agreement") has a three-year term and provides for an annual base salary of $525,000, provided that the Company shall pay Mr. Dowling a reduced salary of $367,500 and accrue as deferred compensation the difference between the salary actually paid and his base salary. On January 5, 2023, we amended the CEO Agreement to reduce Mr. Dowling's base salary to $300,000. In addition, effective October 1, 2022, Mr. Dowling shall accrue no additional deferred compensation.
Under the terms of the CEO Agreement, Mr. Dowling is also entitled to receive annual bonuses based on the Company’s performance and/or Mr. Dowling’s performance. If certain performance goals are met, Mr. Dowling would be entitled to receive 50% of his then effective base salary, provided, however, that the payment and amount of such bonus shall be in the sole discretion of the Company’s Board. The Company may also propose new performance goals for purposes of determining additional annual bonuses payable to Mr. Dowling. Mr. Dowling shall also be eligible to participate in the Company’s equity, compensation, and incentive plans as are generally made available to the Company’s management executives, and may be eligible to receive incentive stock options or other stock awards under the Company’s Plan.
In the event the CEO Agreement is terminated as a result of Mr. Dowling’s death or following his mental or physical disability, Mr. Dowling or his estate, as applicable, is entitled to the following payments and benefits: (i) all salary (and in the case of death, other compensation) under the CEO Agreement, then due and payable and all accrued vacation pay and bonuses, if any, in each case payable or accrued through the date of death or determination of such disability, and (ii) all salary and accrued benefits that would have been payable under the CEO Agreement by the Company to Mr. Dowling during the one-year period immediately following his death or disability, as applicable.

In the event the CEO Agreement is terminated for cause, the Company shall pay Mr. Dowling all salary then due and payable through the date of termination and all unpaid deferred compensation. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CEO Agreement for cause.
In the event the CEO Agreement is terminated without cause, or Mr. Dowling resigns for good reason, the Company shall pay Mr. Dowling all unpaid deferred compensation and continue to pay Mr. Dowling all salary, benefits, earned bonuses and other compensation that would be due under the CEO Agreement through the end of the term of the CEO Agreement had the Company not terminated Mr. Dowling’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.
In the event the CEO Agreement is voluntarily terminated by Mr. Dowling for any reason (without good reason), the Company shall pay Mr. Dowling all unpaid deferred compensation and all salary then due and payable through the date of termination. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a voluntary termination of the CEO Agreement by Mr. Dowling.
In the event the CEO Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Dowling all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Dowling a lump sum cash payment of $1,050,000. However, Mr. Dowling, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CEO Agreement upon consummation of a change of control.
In addition, notwithstanding anything to the contrary contained in any agreement with respect thereto, (i) upon termination of Mr. Dowling’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company not then fully vested, shall immediately terminate and revert to the Company, and (ii) upon termination of Mr. Dowling’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall remain in full force and effect and shall not be affected by such termination, and shall continue to vest, and (iii) upon termination of Mr. Dowling’s employment pursuant to death or mental or physical disability, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall, to the extent not then fully vested, immediately become fully vested.

Executive Employment Agreement with Joerg Grasser
The employment agreement with Mr. Grasser (the "CFO Agreement") shall continue through December 26, 2024 and provides for an annual base salary of $350,000, provided that the Company shall pay Mr. Grasser a reduced salary of $235,000 and accrue as deferred compensation the difference between the salary actually paid and his base salary. On January 5, 2023, we amended the CFO Agreement to reduce Mr. Grasser's base salary to $235,000. In addition, effective October 1, 2022, Mr. Grasser shall accrue no additional deferred compensation.
Under the terms of the CFO Agreement, Mr. Grasser is also entitled to receive annual bonuses based on the Company’s performance and/or Mr. Grasser’s performance. Mr. Grasser would be entitled to receive 20% of his then effective Base Salary, provided, however, that the payment and amount of such bonus shall be in the sole discretion of the Company’s Board. Mr. Grasser shall also be eligible to participate in the Company’s equity, compensation, and incentive plans as are generally made available to the Company’s management executives, and may be eligible to receive incentive stock options or other stock awards under the Company’s Plan.
In the event the CFO Agreement is terminated for cause, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. Mr. Grasser would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CFO Agreement for cause.
In the event the CFO Agreement is terminated without cause, or Mr. Grasser resigns for good reason, the Company shall pay Mr. Grasser all unpaid deferred compensation and continue to pay Mr. Grasser all salary, benefits, earned bonuses and other compensation that would be due under the Agreement through the end of the term of the CFO Agreement had the Company not terminated Mr. Grasser’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.
In the event the CFO Agreement is voluntarily terminated by Mr. Grasser for any reason (without good reason), the Company shall pay Mr. Grasser all unpaid deferred compensation and all salary then due and payable through the date of termination. Mr. Grasser would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a voluntary termination of the CFO Agreement by Mr. Grasser.
In the event the CFO Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Grasser a lump sum cash payment of $700,000. However, Mr. Grasser, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CFO Agreement upon consummation of a change of control.
In addition, notwithstanding anything to the contrary contained in any agreement with respect thereto, (i) upon termination of Mr. Grasser’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Grasser with respect to securities of the Company not then fully vested, shall immediately terminate and revert to the Company, and (ii) upon termination of Mr. Grasser’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Grasser with respect to securities of the Company shall remain in full force and effect and shall not be affected by such termination, and accelerate to the extent not then fully vested.

Defined Terms Applicable to Executive Employment Agreements
For purposes of the Executives' Employment Agreements, "Cause" shall mean, upon delivery by the Board to Executive of a written notice terminating the Agreement for Cause (as such term is defined below), which notice shall be supported by a reasonably detailed statement of the relevant facts and reasons for termination:
(a)    Executive shall have committed an act of fraud, embezzlement or theft with respect to the property or business of the Company;
(b)    Executive shall have materially breached the Agreement, as determined by the Board, and such breach shall have continued for a period of twenty days after receipt of written notice from the Board specifying such breach;
(c)    Executive shall have been grossly negligent in the performance of his duties under the Agreement, intentionally not performed or mis-performed any of such duties, or refused to abide by or comply with the reasonable and lawful directives of the Board of Directors, in each case as reasonably determined by the Board, which action shall have continued for a period of twenty days after receipt of written notice from the Board demanding such action cease or be cured; or
(d)    Executive shall have been found guilty of, or has pled nolo contendere to, the commission of a felony offense or other crime involving moral turpitude.
For purposes of the Executive Employment Agreements, "Good Reason" shall mean:
(a)    The assignment of Executive to any duties inconsistent with, or any adverse change in, Executive's positions, duties, responsibilities, functions or status with the Company, or the removal of Executive from, or failure to reelect Executive to, any of such positions; provided, however, that a change in Executive's positions, duties, responsibilities, functions or status that Executive shall agree to in writing shall not be an event of Good Reason or give rise to termination for Good Reason;
(b)    A reduction by the Company of Executive's Base Salary without his written consent;
(c)    The failure by the Company to continue in effect for Executive any material benefit provided herein or otherwise available to any of the management executives of the Company, including without limitation, any retirement, pension or incentive plans, life, accident, disability or health insurance plans, equity or cash bonus plans or savings and profit sharing plans, or any action by the Company which would adversely affect Executive's participation in or reduce Executive's benefits under any of such plans or deprive Executive of any fringe benefit enjoyed by Executive; or
(d)    Any other material breach by the Company of the Agreement which is not cured within twenty days of delivery of written notice thereof by Executive to the Company.

Option Grants
On July 23, 2014, Company stockholders approved the 2013 Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019 the Company’s stockholders approved an amendment to the 2013 Plan to increase the number of shares that may be issued under the 2013 Plan. Additionally, on June 11, 2019, the Company’s stockholders approved the addition of an automatic “evergreen” provision regarding the number of shares to be annually added to the 2013 Plan. As a result, the number of shares of common stock that may be automatically added to the 2013 Plan on January 1 of each year pursuant to the evergreen provision during the term of the plan, starting with January 1, 2020, would be the lesser of: (a) 4% of the total shares of the Company’s common stock outstanding on December 31st of the prior year, (b) 4,000,000 shares of the Company’s common stock, or (c) a lesser number of shares of the Company’s common stock as determined by the Company’s Board of Directors. As of December 31, 2022, there are 30,976,000 shares authorized for issuance under the 2013 Plan. As of December 31, 2022, the Company had 6,807,781 authorized unissued shares reserved and available for issuance under the 2013 Plan. After the completion of the year ended December 31, 2022, on January 1, 2023, the Company added 4,000,000 shares to the 2013 Plan pursuant to the evergreen provision.
In March 2023, the Company issued 2,500,000 and 1,250,000 stock options to Mr. Dowling and Mr. Grasser, respectively, which stock options have an exercise price of $0.04 per share.

Outstanding Equity Awards at Fiscal Year End
The following table provides a summary of all outstanding option awards for named executive officers at the end of fiscal year 2022.

	Option Awards
Name	Award Grant and Commencement of Vesting Date	Number of securities underlying unexercised option (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Option exercise price ($)	Option Expiration Date

Joseph Dowling	12/28/2015	150,000	—	$0.16	12/28/2025
Chief Executive Officer
________________________________
Mr. Grasser did not have any outstanding option awards as of December 31, 2022.
Pension, Retirement or Similar Benefit Plans
During fiscal years 2022 and 2021 there were no arrangements or plans in which we provided pension, retirement or similar benefits to our directors or executive officers.

Pay Versus Performance
We are providing the following information about the relationship between executive compensation actually paid ("CAP") and certain financial performance of the Company as required by SEC rules. Please see "Named Executive Officer Compensation," above for discussion of our compensation program.
The information contained in this "Pay Versus Performance" section of this Prospectus shall not be deemed "soliciting materials" or otherwise considered "filed" with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.
Pay Versus Performance Table

Year	Summary compensation table total for PEO ($) (1)	Compensation actually paid to PEO ($) (2)	Summary compensation table total for non-PEO named executive officer ($) (1)	Compensation actually paid to non-PEO named executive officer ($) (2)	Value of initial $100 investment based on total shareholder return ($) (3)	Net income (loss) ($) (4)
2022	$298,983	$245,287	$210,471	$183,623	$25.00	$(8,214,000)
2021	$1,206,814	$577,138	$645,690	$281,461	$25.53	$(15,554,000)
_______________________________
(1)    Our PEO was Mr. Dowling for 2022 and 2021. Our non-PEO named executive officer was Mr. Grasser for 2022 and 2021.

(2)    The following table describes the adjustments, each of which is prescribed by SEC rule, to calculate the CAP amounts from the summary compensation table ("SCT") amounts. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. To determine CAP, adjustments below were made to our executive officer's total compensation.

	2021		2022
Adjustments	PEO	Other NEO	PEO	Other NEO
SCT Amounts	$1,206,814	$645,690	$298,983	$210,471
Deduction for amounts reported in the "Stock Awards" and "Option Awards" columns in the SCT for applicable FY	(788,291)	(394,145)	—	—
Increase in fair value of awards granted during the applicable FY that remain unvested as of applicable FY end, determined as of applicable FY end	77,113	38,557	—	—
Increase in fair value of awards granted during applicable FY, determined as of vesting date	—	—	—	—
Change in fair value of awards granted during prior FY that were outstanding and unvested as of applicable FY end, determined based on change in fair value from prior FY end vesting date	81,503	40,751	—	—
Change in fair value of awards granted during prior FY that vested during the applicable FY, determined based on change in fair value from prior FY end to vesting date	—	(49,392)	(2,287)	(1,144)
Reduction of fair value of awards granted during prior FY that were forfeited during applicable FY, determined as of prior FY end	—	—	(51,409)	(25,704)
Increase based on dividends or other earnings paid during the applicable FY prior to vesting date	—	—	—	—
CAP Amounts	$577,139	$281,461	$245,287	$183,623
(3)    The amounts reported in this column represent the Company's cumulative total shareholder return ("TSR"), which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company's share price at the end of the measurement period by the Company's share price at the beginning of the measurement period.
(4)     The amounts reported in this column represent net income (loss) reflected in the Company's audited financial statements for the applicable year.
Analysis of Information Presented in the Pay Versus Performance Table
The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. The Compensation Committee does not use TSR or net income (loss) in its compensation programs. However, we do utilize several other performance measures to align executive compensation with our performance, see “Named Executive Officer Compensation.”
•Compensation actually paid to the PEO decreased by $331,851, or 57%, from 2021 to 2022.
•Compensation actually paid to the non-PEO NEO decreased by $97,838, or 35%, from 2021 to 2022.
•TSR decreased from $25.53 in 2021 to $25.00 in 2022, or approximately 2%.
•Net income (loss) improved by $7,340,000, or 47%, from 2021 to 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Beneficial Ownership of Directors, Officers and 5% Stockholders
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of March 31, 2023, certain information as to shares of our Common Stock owned by (i) each person known to beneficially own more than five percent of our outstanding Common Stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 9530 Padgett Street, Suite 107, San Diego, CA 92126.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
5% or greater stockholders:
Michael Mona, Jr. (3)	11,300,000	7.4%
Named Executive Officers and Directors:
Joseph Dowling (4)	165,000	*
Joerg Grasser (5)	15,000	*
Dr. Jamie Corroon (6)	1,000	*
Bill McCorkle	—	*
All executive officers and directors as a group (four persons)	181,000	*
________________________________
* Less than 1%
(1)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 152,104,789 shares of our Common Stock outstanding on March 31, 2023, and are calculated as required by rules promulgated by the SEC.
(2)    Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)    Beneficial ownership includes 11,300,000 outstanding stock options that are vested or will vest within 60 days of March 31, 2023.
(4)    Beneficial ownership includes 15,000 shares of Common Stock owned by Mr. Dowling and 150,000 outstanding stock options that are vested or will vest within 60 days of March 31, 2023.
(5)    Beneficial ownership includes 15,000 shares of Common Stock owned by Mr. Grasser.
(6)    Beneficial ownership includes 1,000 shares of Common Stock owned by Dr. Corroon.

Equity Compensation Plan Information
On July 23, 2014, Company stockholders approved the 2013 Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019, the Company’s stockholders approved an amendment to the 2013 Plan to increase the number of shares that may be issued under the 2013 Plan. Additionally, on June 11, 2019, the Company’s stockholders approved the addition of an automatic “evergreen” provision regarding the number of shares to be annually added to the 2013 Plan. As a result, the number of shares of common stock that may be automatically added to the 2013 Plan on January 1 of each year pursuant to the evergreen provision during the term of the plan, starting with January 1, 2020, would be the lesser of: (a) 4% of the total shares of the Company’s common stock outstanding on December 31st of the prior year, (b) 4,000,000 shares of the Company’s common stock, or (c) a lesser number of shares of the Company’s common stock as determined by the Company’s Board of Directors. As of December 31, 2022, the Company had 30,976,000 shares of Common Stock authorized for issuance under the 2013 Plan, of which 6,807,781 were unissued shares reserved and available for issuance under the 2013 Plan.
The information set forth in the table below is provided as of December 31, 2022. As previously discussed in the Company's Current Report on Form 8-K filed with the SEC on July 11, 2016, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 standalone stock options to Mr. Mona, which were not granted under the 2013 Plan. As set forth in the Company's Current Report on Form 8-K filed with the SEC on May 11, 2017, the terms of the options were subsequently amended and the grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. Additionally on March 15, 2017, the disinterested members of the Board approved the grant of 5,000,000 standalone stock options to Mr. Mona, Jr., which were not granted under the 2013 Plan. The grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.
The following table sets forth information regarding the number of shares of our Common Stock issued and available for issuance as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	25,662,745	$0.48	6,807,781
Equity compensation plans not approved by security holders	11,000,000	0.37	—
	36,662,745	$0.43	6,807,781

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have had any interest, direct or indirect, in any transaction or in any proposed transaction since January 1, 2021, which materially affects the Company or has affected the Company.
There have been no other transactions the last two completed fiscal years or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Persons.

We adopted a formal policy for the review, approval or ratification of related-party transactions. All material related party transactions have been disclosed in our Annual Report.
Interest of Certain Persons in Matters to be Acted Upon
Other than with respect to the election of directors and to the extent that they may receive equity grants under the 2023 Plan, if approved by our stockholders, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.
Director Independence
Our securities are quoted on the OTC: QB, which does not have any director independence requirements. However, the Board has determined that all of the current members of our Board, other than Mr. Dowling, are independent as defined by Nasdaq rules and that all such members of our Board are independent as independence for audit committee members and compensation committee members are defined by Nasdaq rules.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Based on our review of the copies of such forms received by us or filed with the SEC, and to the best of our knowledge, except as set forth below, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2022.
During fiscal year 2022,, Mr. McCorkle did not timely file his Form 3 and filed one late Form 4.

STOCKHOLDERS’ PROPOSALS
Stockholders may submit proposals on matters appropriate for stockholder action, except with respect to director nominations, at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the one year anniversary of the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals to be considered in the proxy statement and proxy relating to the 2023 Annual Meeting of stockholders, they must have been received by us no later than December 16, 2022. However, if the date of the 2024 annual meeting of stockholders is more than 30 days before or after the one year anniversary of the date that our proxy materials are sent for the 2023 Annual Meeting, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual meeting. For such proposals to be considered in the proxy statement and proxy relating to the Company's 2024 annual meeting of stockholders, they must be received by us no later than December 15, 2023. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Such proposals should be directed to CV Sciences, Inc., 9530 Padgett Street, Suite 107, San Diego, CA 92126, Attn: Secretary. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

Furthermore, Rule 14a-19 of the Exchange Act establishes advance notice procedures and certain other requirements that stockholder who wishes to nominate directors for election at a stockholder meeting. In general, notices must meet the requirements in Rule 14a-19 of the Exchange Act and must be postmarked or transmitted electronically to us at our principal office no more than 60 calendar days prior to the one year anniversary of the 2023 Annual Meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2024 annual meeting of stockholders, such a proposal must be received by us no later than April 2, 2024. However, if the date of the 2024 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no later than the later of (i) the 60th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review the requirements set for in Rule 4a-19 of the Exchange Act for further information regarding the process for nominating directors for election at our annual meetings of stockholders.

OTHER BUSINESS
The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS
We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Joseph Dowling, Secretary, 9530 Padgett Street, Suite 107, San Diego, CA 92126, by registered, certified or express mail or by calling the Company at (866) 290-2157.
AVAILABILITY OF ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
San Diego, California

April 11, 2023	By Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling, Chief Executive Officer and Secretary

Attachment A

CV Sciences, Inc.

2023 EQUITY INCENTIVE PLAN

Plan Adopted by the Board: April 11, 2023
Plan Approved by the Shareholders: [ * ], 2023

Termination Date: [ * ], 2033

1.        General.

(a)    Purposes. The purposes of the Plan are as follows:

(i)    To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii)    To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b)    Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c)    Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2.        Definitions.

(a)    “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b)    “Affiliate” means:

(i)    with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii)    with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

(c)    “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Cause” shall mean, unless the applicable Stock Award Agreement states otherwise: (a) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (b) in the absence of any such employment, consulting or similar services agreement (or the absence of any definition of “Cause” contained therein), “Cause” shall mean, as determined by the Administrator, the Participant’s (i) act(s) of fraud or dishonesty, (ii) knowing and material failure to comply with applicable laws or regulations or satisfactorily perform Participant’s services, (iii) insubordination, (iv) Participant’s material violation of any Company policy that causes, or is likely to cause, harm to the Company, or (v) drug or alcohol abuse.

(f)    “Change in Control” shall mean any one of the following events, provided that such event constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5):

(i)    The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the shareholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii)    A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii)    A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv)    The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v)    Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include (A) the acquisition of securities of the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company. The definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and a Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(g)    “Code” means the Internal Revenue Code of 1986, as amended.

(h)    “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(i)    “Common Stock” means the shares of common stock of the Company.

(j)    “Company” means CV Sciences, Inc., a Delaware corporation.

(k)    “Consultant” means any consultant or adviser if:

(i)    The consultant or adviser renders bona fide services to the Company or any Affiliate;

(ii)    The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(iii)    The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(l)    “Director” means a member of the Board.

(m)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n)    “Dividend Equivalents” shall have the meaning set forth in Section 7(c)(iii).

(o)    “Effective Date” shall have the meaning given in Section 16 herein.

(p)    “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Affiliate. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)    “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)    If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

(ii)    If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii)    If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(s)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)    “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(u)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)    “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)    “Option” means a stock option granted pursuant to the Plan.

(x)    “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(y)    “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(z)    “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(aa)    “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb)    “Performance-Based Award” means a Stock Award subject to the achievement of a Performance Goal or Performance Goals, as set forth in the applicable Stock Award Agreement.

(cc)    “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on shareholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd)    “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division or other operational unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee)    “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff)    “Plan” means this 2023 Equity Incentive Plan.

(gg)    “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(hh)    “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(ii)    “Restricted Stock Unit” means a Stock Award that is valued by reference to a share of Common Stock, which value may be paid to a Participant by delivery of such property as the Administrator shall determine, including, without limitation, cash or shares of Common Stock, or any combination thereof, and that has such restrictions as the Administrator, in its sole discretion, may impose, including, without limitation, any restriction on the right to retain such Stock Awards, and, subject to Section 7(c)(iii), to receive any cash Dividend Equivalents with respect to such Stock Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

(jj)    “Securities Act” means the Securities Act of 1933, as amended.

(kk)    “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus, or a Performance-Based Award.

(ll)    “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(mm)    “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(nn)    “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(oo)    “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(pp)    “Termination of Service” means:

(i)    With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii)    With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii)    With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the first to occur of (A) the termination of the contractual relationship between the Participant and the Company (or an Affiliate) for any reason, or (B) the Participant is no longer providing services to the Company; and

(iv)    With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3.        Administration.

(a)    Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b)    Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i)    To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

(ii)    To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)    To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)    To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi)    To submit any amendment to the Plan for shareholder approval.

(vii)    To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii)    To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix)    To amend the Plan as provided in Section 14.

(x)    To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi)    To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii)    To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii)    Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c)    Delegation to a Committee.

(i)    General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii)    Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)    Delegation to an Officer. The Board or any Committee may delegate to one (1) or more Officers the authority to do one or both of the following: (i) to the extent permitted by applicable law, designate Employees who are not Officers to be recipients of Stock Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees. Any such Stock Awards will be granted on the applicable form of Stock Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate the authority to determine the Fair Market Value to an Officer who is acting solely in the capacity of an Officer (and not also as a Director).

(e)    Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

(f)    Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(g)    Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.        Shares Subject to the Plan; Share Counting; Overall Limitations.

(a)    Shares Subject to the Plan.

(i)    Award Shares. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Thirty-Four Million Nine Hundred and Seventy-Six Thousand (34,976,000) shares of the Company’s Common Stock (the “Initial Reserve”). In addition, subject to the provisions of Section 10 relating to adjustments upon changes in stock, such aggregate Award Shares that may be issued pursuant to Stock Awards will automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the Plan) during the term of the Plan, commencing on January 1, 2024 and ending on (and including) January 1, 2033, in an amount equal to the lesser of (a) four percent (4%) of the total number of shares of the Company’s Common Stock outstanding on December 31st of the prior year and (b) a lesser number of shares of Common Stock determined by the Board, in its discretion.

(ii)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 4(a)(i) and subject to the provisions of Section 10 relating to adjustments upon changes in stock, the aggregate maximum number of Award Shares that may be issued pursuant to the exercise of Incentive Stock Options is a number of shares of Common Stock equal to three (3) multiplied by the Initial Reserve.

(b)    Share Counting; Reversion of Award Shares to Plan.

(i)    Share Counting. For purposes of counting the number of Award Shares available for the grant of Stock Awards under the Plan under this Section 4, all Award Shares covered by any Stock Award shall be counted against Award Shares available under the Plan on a “one for one” basis, provided, however, that (a) Stock Awards that may be settled only in cash shall not be so counted, and (b) while any Performance-Based Award is outstanding, the maximum number of Award Shares issuable under such Stock Award shall be counted against available Award Shares under the Plan, and upon final settlement of such Performance-Based Award, any Award Shares not issued to the holder thereof due to failure to achieve any related Performance Goal(s) shall revert to the Plan and again be available for grant and issuance pursuant to Section 4(b)(ii) below.

(ii)    Award Shares Available for Subsequent Issuance. Award Shares subject to Stock Awards, and Award Shares issued under this Plan under any Stock Award, will again be available for grant and issuance in connection with subsequent Stock Awards under this Plan to the extent such Award Shares: (a) are subject to issuance upon exercise of an Option or settlement of a Restricted Stock Unit granted under this Plan but which cease to be subject to the Option or Restricted Stock Unit by expiration, termination, cancellation, or forfeiture prior to the issuance of such Award Shares; or (b) are subject to Stock Awards granted under this Plan that are repurchased by the Company at the original issue price.

(iii)    Award Shares Not Available for Subsequent Issuance. Award Shares used to pay the exercise price of an Option, Award Shares withheld to satisfy the tax withholding obligations related to a Stock Award, or Award Shares repurchased by the Company for any reason other than Shares repurchased at their original issue price, in each case, will not become available for future grant or sale under this Plan.

(c)    Dividends and Dividend Equivalents. The maximum number of Award Shares that may be issued under the Plan in Section 4(a) above shall not be affected by the payment of dividends or Dividend Equivalents in cash or in shares of Common Stock in connection with outstanding Stock Awards.

5.        Eligibility and Certain Limitations.

(a)    General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b)    Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.        Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a)    Term. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall be subject to the provisions of Section 5(b).

(b)    Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c)    Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i)    by cash or check;

(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)    by a “cashless exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “cashless exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)    in any other form of legal consideration that may be acceptable to the Administrator.

(d)    Transferability. The following restrictions on the transferability of Options shall apply:

(i)    Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

(ii)    Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)    Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e)    Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator (provided that no Option shall vest for at least twelve (12) months following the date of grant).

(f)    Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for Cause, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option (to the extent vested) for a period of time specified in the applicable Option Agreement (provided that in the case of an Incentive Stock Option, such period may not exceed three months).

(g)    Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h)    Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i)    Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall terminate and be forfeited immediately upon such Termination of Service.

(j)    Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(k)    Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7.        Provisions of Stock Awards Other Than Options.

(a)    Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)    Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii)    Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator (which may include the satisfaction of Performance Goals).

(iii)    Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv)    Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b)    Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i)    Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii)    Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

(iii)    Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator (which may include the satisfaction of Performance Goals).

(iv)    Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v)    Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c)    Restricted Stock Units.

(i)    Issuance of Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

(ii)    Settlement of Restricted Stock Units. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock or cash equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited.

(iii)    Dividend Equivalents. Unless otherwise provided in a Stock Award Agreement, each Restricted Stock Unit may include the right to receive, on a deferred basis, amounts equivalent to cash, stock or other property dividends on shares of Common Stock (“Dividend Equivalents”) as provided herein. Dividend Equivalents will accumulate and be withheld until the applicable Restricted Stock Units upon which the Dividend Equivalents are awarded vest and any Dividend Equivalent payments that have accumulated and have been withheld by the Committee and attributable to any particular Restricted Stock Unit shall be distributed to the Participant in cash or, at the sole discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalent payments then due; provided that, in the event that all or any portion of any Restricted Stock Unit is forfeited, the Dividend Equivalents attributable to such forfeited Restricted Stock Unit shall also be forfeited. Upon the vesting and settlement of Restricted Stock Units that include Dividend Equivalents, the Dividend Equivalents attributable to such Restricted Stock Units shall expire automatically.

(iv)    Termination of Service. Except as otherwise set forth in the Stock Award Agreement or as otherwise determined by the Administrator, vesting of Restricted Stock Units ceases on the date Participant experiences a Termination of Service.

8.        Covenants of the Company.

(a)    Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)    Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

9.        Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

10.        Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Any adjustment in Incentive Stock Options under this Section 10 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any otherwise applicable adjustments under this Section 10 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or the exemption under Section 409A of the Code, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

11.        Adjustments Upon Change in Control.

(a)    Continuation of Awards; Assumption or Replacement of Awards by Successor; Payment for Awards. In the event of a Change in Control of the Company, outstanding Stock Awards under this Plan shall be subject to the documentation evidencing the Change in Control transaction, which need not treat all outstanding Stock Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Stock Awards as of the effective date of such Change in Control transaction:

(i)    The continuation of outstanding Stock Awards by the Company (if the Company is the successor entity).

(ii)    The assumption of outstanding Stock Awards by the successor or acquiring entity in such Change in Control transaction (or by its parent, if any), which assumption will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such Option or any Stock Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.

(iii)    The substitution by the successor or acquiring entity in such Change in Control transaction (or by its parent entity, if any) of equivalent awards with substantially the same terms for selected Stock Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such Option or any Stock Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(iv)    A payment to the Participant equal to the excess of (i) the Fair Market Value of the Award Shares subject to the Stock Award as of the effective date of such Change in Control transaction over (ii) the exercise price or purchase price of Award Shares, as the case may be, subject to the Stock Award, in connection with the cancellation of the Stock Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Subject to Section 409A of the Code, such payment may be made in installments, may be deferred until the date or dates when the Stock Award would have become exercisable or such Award Shares would have vested, and may be subject to continued vesting based on the Participant’s continuing to provide services following such Change in Control transaction. In addition, any escrow, holdback, earnout or similar provisions in the agreement for such Change in Control transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock. If the exercise price of an Option exceeds the Fair Market Value of the Option Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.

Outstanding Stock Awards need not be treated similarly in a Change in Control transaction.

(b)    Stock Awards Not Assumed, Converted, Replaced. Notwithstanding Section 11(a) above, solely in a Change in Control transaction in which the successor or acquiring corporation refuses to assume, convert, replace, substitute, or make payment against cancellation of outstanding Stock Awards, as provided above, then notwithstanding any other provision in this Plan to the contrary, and unless otherwise determined by the Administrator, all Stock Awards granted under this Plan shall accelerate in full as of the time of consummation of the Change in Control transaction. In such event, the Administrator will notify Participants in writing or electronically that such Stock Awards will be exercisable for a period of time determined by the Administrator in its sole discretion, and such Stock Award will terminate upon the expiration of such period.

(c)    Notice to Participants. The Administrator shall give written notice of any proposed Change in Control transaction referred to in this Section 11 at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Stock Awards that are then exercisable (including any Stock Awards that may become exercisable upon the closing date of such Change in Control transaction). A Participant may condition his or her exercise of any Stock Awards upon the consummation of the Change in Control transaction.

12.        Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

13.        Miscellaneous.

(a)    Shareholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares. After

Award Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Award Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Award Shares. Notwithstanding the foregoing, if such Award Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Award Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to unvested shares of Restricted Stock, and any such dividends or stock distributions shall be accrued and paid only at such time if any, as such unvested shares of Restricted Stock become vested. The Administrator, in its discretion, may provide in the Stock Award Agreement evidencing any Stock Award that the Participant shall be entitled to Dividend Equivalents with respect to the payment of cash dividends on Award Shares subject to such Stock Award during the period beginning on the date the Stock Award is granted and ending, with respect to each Award Share subject to the Stock Award, on the earlier of the date on which the Stock Award is exercised or settled or the date on which the Award Shares are forfeited; provided, that under no circumstances may Dividend Equivalents be granted for any Option and provided, further, that no Dividend Equivalents shall be paid with respect to unvested Award Shares, and any such dividends or stock distributions shall be accrued and paid only at such time, if any, as such unvested Award Shares become vested. Such Dividend Equivalents, if any, shall be credited to the Participant and distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents then due.

(b)    No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Articles of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c)    Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(d)    Clawback / Recovery. All Stock Awards held by any Participant shall be subject to clawback, recoupment or forfeiture (i) to the extent that such Participant is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, as determined by the Board in its sole discretion, (ii) as provided under any clawback, recoupment or forfeiture policy adopted by the Board, or (iii) required by law. Such clawback, recoupment or forfeiture policy, in addition to any other remedies available under applicable law, may require the cancellation of outstanding Stock Awards and the recoupment of any gains realized with respect to Stock Awards.

(e)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(f)    Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g)    Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 16 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(h)    Documentation and Communications. The Stock Award Agreement for a given Stock Award, this Plan, and related communications and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

14.        Amendment of the Plan.

(a)    In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i)    Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

(ii)    Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)    Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b)    Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(c)    No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 14 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

15.        Termination or Suspension of the Plan.

(a)    Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 11, 2033 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b)    No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

16.        Effective Date of Plan.

The Plan became effective on April 11, 2023, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

17.        Non-Exclusivity of the Plan.

Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18.        Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

19.        Choice of Law.

The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

====================================================================

2023 EQUITY INCENTIVE PLAN

OF

CV Sciences, Inc.

====================================================================

CV SCIENCES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - JUNE 1, 2023 AT 10:00 AM PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Joseph Dowling proxy of the undersigned, with power of substitution, to vote all shares of capital stock of CV Sciences, Inc. (the "Company") held by the undersigned which are entitled to be voted at, and to act for the undersigned at, the Annual Meeting of the Stockholders of the Company to be held on June 1, 2023 at 10:00 a.m. Pacific Time, and any adjournment(s) or postponement(s) thereof, as effectively as the undersigned could do if personally present on the matters indicated on the reverse side of this proxy.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on June 1, 2023

The Notice of the Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K
are available at https://www.iproxydirect.com/CVSI

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/CVSI

PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CV SCIENCES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	[	FOR	AGAINST	ABSTAIN
Election of Directors.
Dr. Jamie Corroon		☐	☐	☐
Joseph Dowling		☐	☐	☐	CONTROL ID:
Bill McCorkle		☐	☐	☐	REQUEST ID:
Proposal 2	[	FOR	AGAINST	ABSTAIN
To ratify the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.		☐	☐	☐
Proposal 3	[	FOR	AGAINST	ABSTAIN
To adopt the Company's 2023 Equity Incentive Plan.		☐	☐	☐
Proposal 4	[	FOR	AGAINST	ABSTAIN
To approve, on a non-binding advisory basis, named executive officer compensation.		☐	☐	☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEE LISTED IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2, 3 and 4.
THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE OR ACT WITH RESPECT TO THE CAPITAL STOCK OF THE COMPANY AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXY, OR HIS SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:  ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)
(Signature of Stockholder)
(Second Signature if held jointly)